SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              -----------------------------------------------------

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 6, 2003




                            HAMPSHIRE GROUP, LIMITED
        ------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          DELAWARE                   000-20201               06-0967107
----------------------------      ---------------        ------------------
(STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NO.)


          215 Commerce Boulevard,
         Anderson, South Carolina                                29625
 ----------------------------------------                    -----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)




                                 (864) 225-6232
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               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 -- Press release issued by Hampshire Group, Limited on November 6, 2003.


Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

On November 6, 2003, Hampshire Group, Limited issued a press release announcing financial results for the quarter ended September 27, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with the procedural guidance in SEC Release No. 33-8216, issued on March 27, 2003, the information in this Form 8-K and the Exhibit attached to this Form 8-K is being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item 12. Results of Operations and Financial Condition." This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless such information is specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Hampshire Group, Limited


Date: November 7, 2003               By: /s/ William W. Hodge
----------------------               -----------------------------------
                                     William W. Hodge
                                     Vice President
                                      and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description
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  99.1          Press release of the Hampshire Group Limited, date
                November 6, 2003.